                                                                   EXHIBIT 23(b)



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Registration Statement of our report dated December 4, 1996 relating to the consolidated financial statements of Visual Data Corporation and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                                    GOLDSTEIN LEWIN & CO.



Boca Raton, Florida
  June 1, 1999.